                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 2, 1998


                         Commission File Number: 1-12546



                          PACIFIC GULF PROPERTIES INC.
             (Exact name of Registrant as specified in its Charter)

      MARYLAND                                      33-0577520
(State of Incorporation)                 (I.R.S. Employer Identification No.)


        4220 VON KARMAN, 2ND FLOOR, NEWPORT BEACH, CALIFORNIA, 92660-2002
          (Address of principal executive offices, including zip code)

                                  714-223-5000
              (Registrant's telephone number, including area code)

This report amends the Current Report on Form 8-K dated July 2, 1998 to reflect certain property acquisitions completed by Pacific Gulf Properties subsequent to March 31, 1998. The pro forma consolidated financial statements have been amended to reflect these acquisitions.

ITEM 2.  ACQUISITION OF ASSETS.

         Pacific Gulf Properties Inc. (the "Company") completed the following property acquisitions. Each of the properties is located within a region where the Company currently maintains a regional office:

         NEW ACQUISITIONS

         ACQUISITION OF KOLL INDUSTRIAL PORTFOLIO

         On June 18, 1998, the Company acquired four industrial properties located in Orange County, California (collectively referred to as the "Koll Industrial Portfolio") for a total consideration of $41,800,000. As a result of this acquisition, the Company increased its industrial holdings in the Orange County market from 2,821,000 to 3,517,000 leasable square feet. The Properties purchased were as follows:

                                                                  Leasable
                Property Name                      Location     Square Feet  Purchase Price
                ---------------------------------------------------------------------------
                KBC-Garden Grove              Garden Grove, CA      208,000   $ 11,650,000
                KBC-Irvine                    Irvine, CA            129,000     11,200,000
                KBC-Tustin                    Tustin, CA            299,000     15,950,000
                KBC-KW                        Tustin, CA             60,000      3,000,000
                                                                ---------------------------

                                                                    696,000   $ 41,800,000
                                                                ===========================

         The Company completed the acquisition of the Koll Industrial Portfolio from entities controlled by Koll Company Properties, a real estate developer. The seller entities included: KBD Partners, Garden Grove Associates, Fagerhom Family Partners, L.P., Koll Tustin Business Center Ltd., and Koll-KW, Ltd. The Company plans to spend an aggregate of $721,000 for capital improvements related to these properties. In connection with the acquisition, the Company assumed existing mortgage indebtedness totaling $2,428,000 secured by the KBC - Garden Grove property and certain liabilities (primarily tenant security deposits) totaling $220,000. The Company funded the remainder of the purchase price utilizing borrowings under its credit facilities.

         ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

         (a) See Index to Financial Statements attached hereto.

         (b)   Exhibits

               Acquisition Agreement

              10.1 Agreement of Purchase and Sale and Joint Escrow Instructions
                   between Pacific Gulf Properties Inc. and several seller entities affiliated with Koll Company Properties for the acquisition of the Koll Industrial Portfolio.

               Consent

               23.1  Consent of Independent Auditors

                                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GULF PROPERTIES INC.




/s/ Donald G. Herrman
--------------------------------------
Donald G. Herrman
Executive Vice President,
Chief Financial Officer and Secretary



DATED: August 12, 1998

                          PACIFIC GULF PROPERTIES INC.

                          INDEX TO FINANCIAL STATEMENTS


                                                                                           Page
                                                                                          -------
PRO FORMA FINANCIAL INFORMATION (UNAUDITED).............................................      5

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998.....................      5

Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended
    March 31, 1998......................................................................      6

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31,
    1997................................................................................      7

Notes to Pro Forma Condensed Consolidated Financial Statements..........................      8


KOLL INDUSTRIAL PORTFOLIO

Report of Independent Auditors..........................................................     23

Combined Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
    and the Three Months Ended March 31, 1998 (Unaudited)...............................     24

Notes to Combined Statement of Revenues and Certain Expenses............................     25

                                 PACIFIC GULF PROPERTIES INC.
                        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                        MARCH 31, 1998
                                         (UNAUDITED)
                                    (DOLLARS IN THOUSANDS)

                                                                  KOLL
                                                    COMPANY    INDUSTRIAL          COMPANY
                                                  HISTORICAL   PORTFOLIO          PRO FORMA
                                                 ----------------------------------------------
ASSETS
Real estate, net
   Operating properties                            $ 715,339    $  41,800(A)      $ 757,139
   Properties under development                       36,953            -            36,953
Cash and cash equivalents                              3,526            -             3,526
Accounts receivable                                    3,894            -             3,894
Other assets                                          13,775            -            13,775
                                                 ==============================================
                                                   $ 773,487    $  41,800         $ 815,287
                                                 ==============================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Loans payable                                      $ 256,976    $   2,428(A)      $ 259,404
Line of credit                                        77,869       39,152(A)        117,021
Accounts payable and accrued liabilities              11,692          220(A)         11,912
Dividends payable                                      9,602            -             9,602
Convertible subordinated debentures                   12,376            -            12,376
                                                 ----------------------------------------------
                                                     368,515       41,800           410,315
                                                 ----------------------------------------------

Minority interest in consolidated partnerships        18,207            -            18,207

Shareholders' equity
    Preferred stock                                       28            -                28
    Common shares                                        200            -               200
    Outstanding restricted stock                        (771)           -              (771)
    Additional paid-in capital                       411,252            -           411,252
    Distributions in excess of earnings              (23,944)           -           (23,944)
                                                 ----------------------------------------------
                                                     386,765            -           386,765
                                                 ----------------------------------------------

                                                   $ 773,487    $  41,800         $ 815,287
                                                 ==============================================


The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.


                                 PACIFIC GULF PROPERTIES INC.
                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                         (UNAUDITED)
                            (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     KOLL
                          COMPANY                                  INDUSTRIAL        COMPANY
                         HISTORICAL  ADJUSTMENTS     AS ADJUSTED   PORTFOLIO        PRO FORMA
                        ----------- ------------   -------------- ------------      ---------
REVENUES
Rental income
    Industrial
        properties      $  16,307    $1,024(B)        $17,331      $ 1,479(J)       $  18,810
    Multifamily
        properties          9,011         -             9,011            -              9,011
                        -------------------           --------------------          ---------
                           25,318     1,024            26,342        1,479             27,821
EXPENSES
Rental property
    expenses
    Industrial
        properties          3,783       278(B)          4,061          305(J)           4,366
    Multifamily
        properties          3,238         -             3,238            -              3,238
                        -------------------           --------------------          ---------
                            7,021       278             7,299          305              7,604

Depreciation                4,390       163(C)          4,553          333(L)           4,886
Interest                    5,275       555(D)          5,759          728(K)           6,487
                                        (71)(E)

General and
    administrative          1,111         -             1,111            -              1,111

Minority interest in
    earnings of
    consolidated
    partnerships              106        57(F)            163            -               163
                        -------------------           --------------------         ---------

NET INCOME                  7,415        42             7,457          113             7,570
Requirements                1,207         -             1,207            -             1,207
                        -------------------           --------------------         ---------

INCOME AVAILABLE TO
    COMMON
    SHAREHOLDERS          $ 6,208    $   42           $ 6,250      $   113          $   6,363
                          =================           ====================          =========

WEIGHTED AVERAGE
    COMMON SHARES
    OUTSTANDING(N)      19,970,602                                                 19,970,602
                        ==========                                                 ==========

NET INCOME PER COMMON
    SHARE               $     0.31                                                 $     0.32
                        ==========                                                 ==========


The accompanying notes are an integral part of the pro forma financial statements.

                          PACIFIC GULF PROPERTIES INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            KOLL
                                COMPANY                        AS        INDUSTRIAL        COMPANY
                              HISTORICAL  ADJUSTMENTS       ADJUSTED     PORTFOLIO        PRO FORMA
                             --------------------------   ----------------------------   -------------
REVENUES
Rental income
    Industrial properties      $  36,410    $32,186(B)       $68,596       $5,412(J)       $  74,008
    Multifamily properties        33,096      1,253(B)        34,349            -             34,349
                             --------------------------   ----------------------------   -------------
                                  69,506     33,439          102,945        5,412            108,357
EXPENSES
Rental property expenses
    Industrial properties          8,212      9,283(B)        17,495        1,213(J)          18,708
    Multifamily properties        12,754        331(B)        13,085            -             13,085
                             --------------------------   ----------------------------   -------------
                                  20,966      9,614           30,580        1,213             31,793

Depreciation                      12,008      5,608(H)        17,616          798(L)          18,414
Interest                          17,337       (241)(E)       24,954        2,911(K)          27,865
                                              8,140(I)
                                    (282)(M)
General and administrative         3,159          -            3,159            -              3,159
Minority interest in
    earnings in
    consolidated
    partnerships                     172        907(F)         1,079            -              1,079
                             --------------------------   ----------------------------   -------------

NET INCOME(O)                     15,864      9,693           25,557          490             26,047

Preferred dividends
    requirements                     855      3,972(G)         4,827            -              4,827
                             --------------------------   ----------------------------   -------------

INCOME AVAILABLE TO COMMON
    SHAREHOLDERS               $  15,009    $ 5,721          $20,730       $  490          $  21,220
                             ==========================   ============================   =============

WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING(N)     13,685,693                                                  19,913,158
                             ==============                                              =============

NET INCOME PER COMMON
    SHARE(O)                   $    1.10                                                     $  1.07
                             ==============                                              =============


The accompanying notes are an integral part of the pro forma financial statements.

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


NOTE 1 - BASIS OF PRESENTATION

Pacific Gulf Properties Inc. (the "Company") was formed in 1993 and completed its initial public offering in February 1994.

The Company purchased four industrial properties located in Orange County, California on June 18, 1998 (collectively referred to as the "Koll Industrial Portfolio"). The properties include: KBC-Garden Grove containing approximately 208,000 leasable square feet located in Garden Grove, California; KBC-Irvine containing approximately 129,000 leasable square feet located in Irvine, California; KBC-Tustin containing approximately 299,000 leasable square feet located in Tustin, California; and KBC-KW containing approximately 60,000 leasable square feet located in Tustin, California.

Pro Forma Consolidated Balance Sheet

The Company's pro forma condensed consolidated balance sheet, presented as of March 31, 1998, is based on the unaudited historical financial statements of the Company as included in the Company's Quarterly Report on Form 10-Q, and has been adjusted to reflect the acquisition of the Koll Industrial Portfolio.

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997

The Company's pro forma condensed consolidated statement of operations for the year ended December 31, 1997 is based on the historical financial statements of the Company as included in the Company's Annual Report on Form 10-K, and has been adjusted to reflect the effect of the following transactions completed within the periods reported herein or subsequent to March 31, 1998, as if the transactions had occurred as of the beginning of the period:

(i) the purchase in January and February 1997 of three warehouse/distribution facilities containing an aggregate of 521,000 leasable square feet located in Washington and California ("January 1997 Industrial Acquisitions") with proceeds from a public offering of 2,300,000 shares of the Company's Common Stock consummated in January 1997 (the "January 1997 Common Stock Offering");

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 1 - BASIS OF PRESENTATION (continued)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997 (continued)

(ii) the completion of the January 1997 Common Stock Offering and the application of net proceeds thereof as more fully described in a Prospectus Supplement filed with the Securities and Exchange Commission;

(iii) the purchase of a warehouse/distribution facility in March 1997 containing approximately 570,000 leasable square feet located in Woodland, California ("Woodland Distribution Center");

(iv) the repayment in April 1997 of certain indebtedness totaling $7,000 with proceeds from the issuance of 270,270 shares of $.01 par value Class A Senior Cumulative Convertible Preferred Stock (the "Class A Preferred Stock");

(v) the purchase of the following properties utilizing proceeds from a public offering of 2,131,700 shares of the Company's Common Stock consummated in June 1997 (the "June 1997 Common Stock Offering"): (a) Algona Distribution Center, a warehouse/distribution facility containing approximately 250,000 leasable square feet located in Algona, Washington purchased for redevelopment purposes in January 1997; (b) a 12.8-acre land parcel located in Lake Forest, California purchased in May 1997, currently being developed as a multi-tenant industrial complex that will contain approximately 204,000 leasable square feet (the "Lake Forest Land Parcel"); (c) a 17.1-acre land parcel located within the Spectrum master-planned business community located in Irvine, California, currently being developed as a warehouse/distribution business park that will contain approximately 235,000 leasable square feet (the "Pacific Gulf Spectrum Land"); (d) a warehouse/ distribution center purchased in August 1997 containing approximately 360,000 leasable square feet of industrial space which the Company redeveloped for multi-tenant use (the "Vons Distribution Center" which together with the "Algona Distribution Center," the "Lake Forest Land Parcel," and the "Pacific Gulf Spectrum Land" are collectively referred to as the "Development Properties"); and
        (e) a controlling general partner interest in two partnerships that own two "active senior" apartment communities consisting of 551 units located in Escondido, California (the "Senior Apartments");

(vi) the completion of the June 1997 Common Stock Offering and the application of the net proceeds thereof as more fully described in a Prospectus Supplement filed with the Securities and Exchange Commission;

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 1 - BASIS OF PRESENTATION (continued)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997 (continued)

(vii) the purchase in July 1997 of an industrial portfolio of five industrial properties containing approximately 1,532,000 leasable square feet located in California (the "AEW/Lincoln Properties") utilizing borrowings under the Company's acquisition facility and proceeds from the issuance of 470,588 shares of $.01 par value Class B Senior Cumulative Convertible Preferred Stock (the "Class B Preferred Stock");

(viii) the purchase in September 1997 of an industrial park containing approximately 142,000 leasable square feet located in Concord, California (the "Concord Industrial Park");

(ix) the purchase in October 1997 of a controlling general partner interest in the partnership that owns Eden Plaza/Eden Industrial Park, two industrial properties containing approximately 501,000 leasable square feet located in Hayward, California;

(x) the borrowings in October 1997 under the Company's revolving line of credit to repay a $4.0 million maturing loan payable;

(xi) the repayment in October 1997 of outstanding balances under the Company's acquisition facility with proceeds from a $34,000,000 term loan;

(xii) The issuance in October 1997 of an additional 235,294 shares of Class B Preferred Stock;

(xiii) the purchase of the following properties utilizing in part proceeds from a public offering of 4,250,000 shares of the Company's Common Stock (the "November 1997 Common Stock Offering"): (a) California Commerce Parks Portfolio, consisting of four industrial properties containing approximately 733,000 leasable square feet located in California purchased by the Company in December 1997; (b) Bradshaw Business Centre, a warehouse/distribution business center containing approximately 114,000 leasable square feet located in Sacramento, California purchased by the Company in December 1997; (c) Horn Road Business Complex, a business complex consisting of 14 industrial buildings containing approximately 221,000 leasable square feet located in Sacramento, California purchased by the Company in December 1998; (d) Fullerton Business Center, a warehouse/distribution business park consisting of eight multi-tenant buildings containing 111,000 leasable square feet located in Fullerton, California purchased by the Company in December 1997; (e) Norwood Industrial Park, a multi-tenant industrial park consisting of four building containing approximately 168,000 leasable square feet located in Sacramento, California purchased by the Company in December 1997;

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 1 - BASIS OF PRESENTATION (continued)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997 (continued)

(xiv) the completion of the November 1997 Common Stock Offering and the application of the net proceeds thereof as more fully described in a Prospectus Supplement filed with the Securities and Exchange Commission;

(xv) the acquisition of three industrial properties ("Amresco Portfolio") containing approximately 543,000 leasable square feet located in Orange County, California, two acquired in November 1997 and the third property acquired in December 1997;

(xvi) the purchase in December 1997 of an "active senior" multifamily community consisting of 273 apartment units located in Riverside, California ("Tyler Springs");

(xvii) the purchase in December 1997 of four industrial properties containing approximately 619,000 leasable square feet located in California (the "Northwestern Portfolio") utilizing proceeds from the issuance of 1,081,081 shares of Class A Preferred Stock and 705,883 shares of Class B Preferred Stock.

(xviii) the sale in December 1997 of a 279 unit multifamily community located in Oregon ("Waterhouse Apartments");

(xix) the purchase in the quarter ended March 31, 1998 of the following industrial properties: (a) Mountain Avenue Business Park, an industrial park containing approximately 140,000 leasable square feet located in Upland, California purchased by the Company in January 1998 ("Mountain Avenue Business Park"); (b) Lurline Industrial Park, a multi-tenant industrial park containing approximately 125,000 leasable square feet located in Chatsworth, California purchased by the Company in January 1998 ("Lurline Industrial Park"); (c) Valley View Industrial Center, an industrial center containing approximately 300,000 leasable square feet located in Las Vegas, Nevada purchased by the Company in February 1998 ("Valley View Distribution Center"); (d) Los Alamitos Business Park, a business park containing approximately 125,000 leasable square feet located in Los Alamitos, California purchased by the Company in March 1998("Los Alamitos Business Park); (e) Walnut Avenue Business Park, an industrial building containing approximately 76,000 leasable square feet located in Signal Hill, California purchased by the Company in March 1998 ("Walnut Avenue Business Park"); and (f) Madison West Business Park, an industrial project containing approximately 147,000 leasable square feet located in Sacramento, California purchased by the Company in March 1998 ("Madison West Business Park");

(xx) the purchase in March 1998 of a controlling general partner interest in a partnership that owns a 168,000 square foot distribution facility located in Garden Grove, California ("NW-Garden Grove");

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 1 - BASIS OF PRESENTATION (continued)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997 (continued)

(xxi) the repayment of the Company's existing revolving line of credit using a $40 million bridge loan facility in March 1998; and

(xxii) the purchase in June 1998 of the Koll Industrial Portfolio.

Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 1998

The pro forma condensed consolidated statement of operations of the Company for the three months ended March 31, 1998 is based on the unaudited historical financial statements included in the Company's Quarterly Report on Form 10-Q, and has been adjusted to reflect the effect of the following transactions completed by the Company during the periods reported herein or subsequent to March 31, 1998, as if the transactions had occurred as of the beginning of the period:

(i) the purchase in the first quarter ended March 31, 1998 of the following industrial properties: (a) Mountain Avenue Business Park; (b) Lurline Industrial Park; (c) Valley View Industrial Center; (d) Los Alamitos Business Park; (e) Walnut Avenue Business; and (f) Madison West Business Park;

(ii) the purchase in March 1998 of a controlling general partner interest in the partnership that owns NW-Garden Grove;

(iii) the repayment of the Company's existing revolving line of credit using a $40 million bridge loan facility; and

(iv)    the purchase in June 1998 of the Koll Industrial Portfolio.

The pro forma condensed consolidated financial statements of the Company are not necessarily indicative of what the Company's financial position or results of operations would have been assuming the completion of the described transactions as of the beginning of the periods indicated, nor does it purport to project the Company's financial position or results of operations at any future date or for any future period. In addition, the historical operating results for the three months ended March 31,1998 are not necessarily indicative of the results to be obtained by the Company for the year ending December 31, 1998. The following pro forma information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the financial statements and notes thereto contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31,1998, and Company's Annual Report on Form 10-K for the year ended December 31, 1997.

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)

NOTE 2 - PRO FORMA ADJUSTMENTS

(A) Includes the following properties comprising the Koll Industrial Portfolio purchased subsequent to March 31,1998 for a total consideration of $41,800 as follows:

                                                                          Leasable
                                                                           Square     Purchase
         Property Name                                  Location           Feet        Price
        ---------------------------------------------------------------------------------------
        KBC-Garden Grove                               Garden Grove, CA    208,000  $ 11,650
        KBC-Irvine                                     Irvine, CA          129,000    11,200
        KBC-Tustin                                     Tustin, CA          299,000    15,950
        KBC-KW                                         Tustin, CA           60,000     3,000
                                                                         ----------------------

                                                                           696,000  $ 41,800
                                                                         ======================

        In connection with these purchases, the Company assumed a $2,428 existing loan secured by the KBC-Garden Grove property, received credit through escrow for the assumption of tenant security deposits totaling approximately $220 and funded the remainder of the purchase price utilizing borrowings under its credit facilities ($39,152).

(B) Represents the revenues and certain expenses of the properties acquired by the Company during 1997 and 1998 for the period prior to their date of acquisition (adjusted to reflect increased property taxes based on the properties' acquisition cost and current property tax rates) reduced by revenue and expenses of the Waterhouse property prior to its sale in December 1997:

                                          For the Three Months Ended March 31, 1998
                             -----------------------------------------------------------------------
                                                                                     Madison
                            Mountain            Valley               Los      Walnut   West
                              Ave.    Lurline    View        NW-    Alamitos   Ave.    Ave.
                            Business Industrial Industrial Garden  Business  Business Business
                             Park     Park      Center     Grove    Park     Park       Park   Total
                             -----------------------------------------------------------------------
Rental Income
  Industrial Properties       $   34    $   54  $  137  $  225      $  219  $  119  $  236  $  1,024
  Multifamily Properties           -         -       -       -           -       -       -         -
                             -----------------------------------------------------------------------
                                  34        54     137     225         219     119     236     1,024

Rental Property Expenses
  Industrial Properties           10        11      24      62          58      38      75       278
  Multifamily Properties           -         -       -       -           -       -       -         -
                             -----------------------------------------------------------------------
                                  10        11      24      62          58      38      75       278
                             -----------------------------------------------------------------------

                              $   24    $   43  $  113  $  163      $  161  $   81  $  161  $    746
                             ========================================================================

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

                                       For the Year Ended December 31, 1997
                ----------------------------------------------------------------------
                  January                                                 Plaza/Eden
                    1997      Woodland                          Concord      Eden
                 Industrial  Distribution    Senior      AEW/   Industrial Industrial
                Acquisitions   Center      Apartment   Lincoln   Park      Properties
                ----------------------------------------------------------------------
Rental Income
   Industrial
     Properties   $  183       $  60        $    -        $3,753   $ 797      $1,745
   Multifamily
     Properties        -           -         1,665             -       -           -
                ----------------------------------------------------------------------
                     183         60         1,665         3,753     797       1,745

Rental Property
   Expenses
   Industrial
     Properties       59         27             -           737     129         413
   Multifamily
     Properties        -          -           583             -      -            -
                ----------------------------------------------------------------------
                      59         27           583           737     129         413
                ----------------------------------------------------------------------

                  $  124      $  33        $1,082         $3,016  $ 668      $1,332
                ======================================================================

                                       For the Year Ended December 31, 1997
                ---------------------------------------------------------------------------
                              California         Fullerton      Horn Road          Bradshaw
                   Amresco     Commerce           Business       Business          Business
                  Portfolio  Park Portfolio        Center        Complex            Center
                ---------------------------------------------------------------------------
Rental Income
   Industrial
     Properties     $1,946       $9,743             $  613          $1,121          $1,190
   Multifamily
     Properties         -             -                  -               -               -
                ---------------------------------------------------------------------------
                     1,946        9,743                613           1,121           1,190

Rental Property
   Expenses
   Industrial
     Properties        346        3,602                154             267             286
   Multifamily
     Properties          -            -                  -               -               -
                ---------------------------------------------------------------------------
                       346        3,602                154             267             286
                ---------------------------------------------------------------------------
                    $1,600       $6,141             $  459           $ 854          $  904
                ===========================================================================

                               For the Year Ended December 31, 1997
                ----------------------------------------------------------------
                                                 Mountain              Valley
                   Norwood               North-     Ave.    Lurline      View
                  Industrial   Tyler    Western   Business Industrial  Industrial
                     Park     Springs   Portfolio   Park     Park      Center
                -----------------------------------------------------------------
Rental Income
   Industrial
     Properties     $  676    $    -    $3,922     $  583    $ 901   $1,532
   Multifamily
     Properties          -     1,598         -          -        -        -
                --------------------------------------------------------------
                       676     1,598     3,922        583      901    1,532

Rental Property
   Expenses
   Industrial
     Properties        180         -     1,563        148      178      335
   Multifamily
     Properties         -        646         -          -        -        -
                --------------------------------------------------------------
                       180       646     1,563        148       178     335
                --------------------------------------------------------------

                    $  496    $  952    $2,359     $  435     $ 723   $1,197
                =============================================================

                                         For the Year Ended December 31, 1997
                     ------------------------------------------------------------------------------
                                     Los                         Madion
                                   Alamitos                      West Ave.  Waterhouse
                      NW-Garden    Business      Walnut Ave.     Business    Apartments
                       Grove         Park       Business Park     Park         Sale           Total
                     ------------------------------------------------------------------------------
Rental Income
   Industrial
     Properties        $1,078         $ 972          $   582        $789       $    -        $32,186
   Multifamily
     Properties            -             -                -           -        (2,010)         1,253
                     --------------------------------------------------------------------------------
                        1,078           972              582         789       (2,010)        33,439

Rental Property
   Expenses
   Industrial
     Properties          149            314               97         299            -          9,283
   Multifamily
     Properties           -              -                 -                     (898)           331
                     --------------------------------------------------------------------------------
                         149            314               97                     (898)         9,614
                     --------------------------------------------------------------------------------

                      $  929          $ 658          $   485        $ 49       $(1,112)       $23,825
                     ================================================================================

        The accompanying pro forma consolidated statements of operations for the year ended December 31, 1997 and three months ended March 31, 1998 do not reflect historical revenues and expenses for the Development
        Properties: Algona Distribution Center, the Lake Forest Land Parcel, the Pacific Gulf Spectrum Land and Vons Distribution Center, all of which were purchased by the Company in 1997 and which had not been previously operated as rental properties.

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

(C) Represents depreciation expense of $163 during the three months ended March 31, 1998 related to the purchase of the 1998 acquisitions. The depreciation expense relative to the purchase of these properties for the period prior to the date of their acquisition was calculated utilizing estimated remaining useful lives and the depreciable basis of the properties as follows:

                                                          Purchase   Depreciable  Depreciation
          Property Name                                    Price        Basis       Expense
          -------------------------------------------------------------------------------------
          1998 Acquisitions
              Mountain Avenue Business Park               $  5,156    $  4,035       $    4
              Lurline Industrial Park                        7,668       5,264           11
              Valley View Industrial Center                 14,217       9,473           20
              NW-Garden Grove                                9,004       6,084           32
              Los Alamitos Business Park                     7,251       6,163           39
                  Walnut Avenue Business Park                4,834       3,137           26
              Madison West Business Park                     5,875       3,764           31
                                                                                  -------------

                                                                                     $  163
                                                                                  =============

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

(D) Represents interest expense of $555 related to borrowings utilized to purchase the 1998 acquisitions. The interest expense associated with these borrowings for the period prior to the date of these acquisition is based on the actual interest rate on the specific borrowings, as follows:

                                                                                   Pro Forma
                                                                        Interest    Interest
        Property Name                                          Debt       Rate      Expense
        ---------------------------------------------------------------------------------------
        1998 Acquisitions
            Mountain Avenue Business Park
                Revolving line of credit                     $  5,100       7.31%   $     16
            Lurline Industrial Park
                Revolving line of credit                        7,500       7.38%         35
            Valley View Industrial Center
                Loan payable                                    4,524       8.38%         63
                Revolving line of credit                        9,350       7.38%        115
            Los Alamitos Business Park
                Revolving line of credit                        7,251       7.44%        135
            Walnut Avenue Business Park
                Revolving line of credit                        4,609       7.44%         86
            Madison West Business Park
                Revolving line of credit                        5,725       7.44%        106
                                                                                    --------
                                                                                    $    555
                                                                                    ========

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

(E) Represents net interest savings associated with the repayment in March 1998 of outstanding balances on the Company's existing line of credit ($39,885), which bore interest at 7.625% (the effective rate on the line) with a $40,000 bridge loan facility bearing interest at 6.940%.

(F) Represents the minority interests in earnings of the two partnerships that own the Senior Apartments, the partnership that owns the Eden Plaza/Eden Industrial Park properties and the partnership that owns NW-Garden Grove. Profits and losses are allocated between the Company and the limited partners based on the relative balances of their respective capital accounts. In connection with these partnerships which are controlled by the Company, the limited partners are entitled to cash distributions on their limited partnership units to the extent of the lesser of (i) their share of available cash flow or (ii) an amount on each limited partnership unit equal to the dividend payable on the Company's Common Stock.

(G) Represents the preferred stock dividend requirements of $0.437 per share per quarter related to the Company's Preferred Stock, issued in 1997 as follows: (i) 270,270 shares of Class A Preferred Stock issued by the Company in April 1997, (ii) 470,588 shares of Class B Preferred Stock issued in July 1997, (iii) 235,294 shares of Class B Preferred Stock issued in October 1997, and (iv) 1,081,081 shares of Class A Preferred Stock and 705,883 shares of Class B Preferred Stock issued in December 1997. The Class A Preferred Stock was issued at $18.50 per share pursuant to an agreement to issue up to 1,351,351 shares executed by the Company on December 31, 1996. The Class B Preferred Stock was issued at $21.25 per share pursuant to an agreement to issue up to 1,411,765 shares executed by the Company in May 1997. Pursuant to the agreements, the Class A Preferred Stock and the Class B Preferred Stock shares are redeemable by the Company in whole or part, five years from the date of issuance and are convertible into shares of Common Stock, at any time, at the option of the holders based on an initial conversion ratio of one-to-one, subject to adjustment under certain circumstances.

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

(H) Represents depreciation expense of $5,897 for the year ended December 31, 1997 relating to the purchase of 1998 and 1997 acquisitions, net of $289 depreciation reduction from the Waterhouse Apartments sale (the actual depreciation relating to the Waterhouse Apartments during the year ended December 31, 1997). The depreciation expense relating to these properties, for the period prior to their purchase, was computed utilizing the estimated remaining useful lives and depreciable basis of the properties as follows:

                                                      Purchase     Depreciable   Depreciation
          Property Name                                Price          Basis        Expense
          -------------------------------------------------------------------------------------
          1998 Acquisitions
              Mountain Avenue Business Park          $     5,156   $     4,035    $       101
              Lurline Industrial Park                      7,668         5,264            132
              Valley View Industrial Center               14,217         9,473            237
              NW-Garden Grove                              9,004         6,084            152
              Los Alamitos Business Park                   7,251         6,163            154
              Walnut Avenue Business Park                  4,834         3,137            105
              Madison West Business Park                   5,875         3,764            125

          January 1997 Acquisitions
              Algona Warehouse                             9,450         7,640              8
              Harbor Business Parks/Harbor Warner
                  Business Park                           14,600        12,160             25
          Woodland Distribution Center                    12,875        10,923             46
          Senior Apartments
                  Terrace Gardens Apartments              10,000         7,950             91
                  Morning View Terrace Apartments         15,000        10,109            116
          AEW/Lincoln Properties                          67,308        53,512            966
          Concord Industrial Park                          7,645         6,051            134
          Eden Plaza/Eden Industrial                      19,000        13,032            344
          Amresco Portfolio
              Tower Park                                   9,575         7,498            219
              611 Cerritos                                 6,131         4,801            115
              Acacia Business Center                       9,101         7,127            208

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

                                                      Purchase     Depreciable   Depreciation
          Property Name                                Price          Basis        Expense
          -------------------------------------------------------------------------------------
              California Commerce Parks portfolio         57,805        44,406          1,064
                  Fullerton Business Center                5,513         4,314            103
                  Horn Road Business Complex               9,525         6,731            215
                  Bradshaw Business Centre                 8,722         6,631            212
                  Norwood Industrial Park                  4,714         3,495            112
              Tyler Springs                               13,444        11,047            353
              Northwestern Portfolio
                 PGDC - Anaheim                            3,323         2,664             85
                 PGBP - Cerritos                           8,476         6,794            217
                 PGDC - Montebello                         4,809         3,855            123
                 PGBP - Irvine                             7,020         5,627            135
                                                                                ---------------

          Total                                                                   $     5,897
                                                                                ===============

(I) Interest expense of $8,336 relating to the purchase the 1998 and 1997 acquisitions, less reduction of interest expense resulting from debt repayments associated with the Waterhouse Apartments sale of $196 (the actual interest mortgage debt relating to the Waterhouse Apartments during the year ended December 31, 1997). Interest expense associated with the borrowings used to finance the purchase of these properties for the period prior to these acquisitions is based on the actual interest rates on the specific borrowings, as follows:

                                                                                   Pro Forma
                                                                        Interest   Interest
          Property Name                                         Debt      Rate      Expense
          -------------------------------------------------------------------------------------
          1998 Acquisitions
              Mountain Avenue Business Park
                         Revolving line of credit             $   5,100   7.31%    $     373
              Lurline Industrial Park
                         Revolving line of credit                 7,500   7.38%          553
              Valley View Industrial Center
                         Loan payable                             4,524   8.38%          379
                         Revolving line of credit                 9,350   7.38%          690
              Los Alamitos Business Park
                         Revolving line of credit                 7,251   7.44%          539
              Walnut Avenue Business Park
                         Revolving line of credit                 4,609   7.44%          343
              Madison West Business Park
                         Revolving line of credit                 5,725   7.44%          426

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

                                                                                   Pro Forma
                                                                        Interest   Interest
          Property Name                                           Debt    Rate      Expense
          -------------------------------------------------------------------------------------
          1997 Acquisitions
          Woodland Distribution Center
              Revolving line of credit                           12,483   8.50%     $    177
          Senior Apartments
                  Terrace Gardens
                         Loan payable                             8,100   6.60%          245
                  Morning View Terrace
                         Loan payable                            11,000   6.60%          333
          AEW/Lincoln Properties
                  Revolving line of credit                       12,000   7.25%          471
                  Acquisition facility                           41,625   7.50%        1,691
          Concord Industrial Park
                  Loan payable                                    4,625   8.50%          262
                  Revolving line of credit                        2,870   9.00%          172
          Eden Plaza/Eden Industrial
                  Loan payable                                   12,000   7.05%          670
                  Acquisition facility                            3,977   7.63%          240
          Horn Road
                  Loan payable                                    2,879   7.950%         219
          Tyler Springs
                  Loan payable                                    9,400   5.370%         484

              Amortization of financing cost                                              69
                                                                                 --------------

                                                                                    $  8,336
                                                                                 ==============

        The interest expense on borrowings under the Company's revolving line of credit and the Company's acquisition facility is calculated for the period indicated at interest rates of LIBOR + 1.75% and LIBOR + 2.0%, respectively. The interest rates reflected above represent the actual rates on the date of the borrowings.

        A 0.125% change in the interest rate on all of the Company's variable rate indebtedness would increase the Company's pro forma interest expense by $43 for the three months ended March 31, 1998 and $173 for the year ended December 31, 1997.

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

(J) Revenues and certain expenses of the four industrial properties comprising the Koll Industrial Portfolio acquired by the Company in June 1998 for the period prior to their date of acquisition (adjusted to reflect property taxes based on the properties' acquisition cost and current property tax rates):

                                                                  Three Months    Year Ended
                                                                      Ended      December 31,
                                                                 March 31, 1998      1997
                                                                 ------------------------------
         Rental income                                               $  1,479       $  5,412
         Rental property expenses                                         305          1,213
                                                                 ------------------------------

                                                                     $  1,174       $  4,199
                                                                 ==============================

(K) Interest expense associated with the purchase of the Koll Industrial Portfolio based on the actual interest rate of the specific new borrowings:

                                                              For the Three Months Ended
                                                                    March 31, 1998
                                                        ---------------------------------------
                                                                                    Interest
                                                            Debt    Interest Rate   Expense
                                                        ---------------------------------------
         Loan payable                                     $  2,428         8.00%      $  49
         Revolving line of credit                           39,152         6.94%        679
                                                                                  -------------

                                                                                      $ 728
                                                                                  =============

                                                         For the Year Ended December 31, 1997
                                                        ---------------------------------------
                                                                                    Interest
                                                            Debt    Interest Rate   Expense
                                                        ---------------------------------------
         Loan payable                                     $  2,428         8.00%    $   194
         Revolving line of credit                           39,152         6.94%      2,717
                                                                                  -------------

                                                                                    $ 2,911
                                                                                  =============

                          PACIFIC GULF PROPERTIES INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                (IN THOUSANDS, EXCEPT PER SHARE DATA) (continued)



NOTE 2 - PRO FORMA ADJUSTMENTS (continued)

(L) Depreciation expense relating to the purchase of the Koll Industrial Portfolio, for the period prior to acquisition, was computed utilizing estimated remaining useful lives of 40 years and the depreciable basis of the properties as follows:

                                                              For the Three Months Ended
                                                                    March 31, 1998
                                                        ---------------------------------------
                                                          Purchase   Depreciable  Depreciation
                                                           Price        Basis       Expense
                                                        ---------------------------------------
         Koll Industrial Portfolio                        $ 41,800     $ 31,906       $ 333
                                                                                  =============

                                                         For the Year Ended December 31, 1997
                                                        ---------------------------------------
                                                          Purchase   Depreciable  Depreciation
                                                           Price        Basis       Expense
                                                        ---------------------------------------
         Koll Industrial Portfolio                        $ 41,800     $ 31,906       $ 798
                                                                                  =============

(M) Represents the net decrease in interest expense resulting from the debt repayments completed by the Company in 1997.

(N) Represents the weighted average of Common Stock utilized to calculate basic earnings per share. Pro forma weighted average common shares include 2,300,000 shares issued as part of the January 1997 Common Stock Offering, 2,131,700 shares issued as part of the June 1997 Common Stock Offering, 4,776,300 shares issued as part of the November 1997 Common Stock Offering and 874,317 shares issued as part of the December 1997 Common Stock Offering.

(O) Excludes the effect of a $5,594 nonrecurring net gain on the sale of the Company's corporate headquarters and the sale of the Waterhouse Apartments.

                            Report of Independent Auditors


To the Shareholders and Board of Directors
Pacific Gulf Properties Inc.

We have audited the accompanying combined statement of revenues and certain expenses of KBC-Garden Grove, KBC-Irvine, KBC-Tustin and KBC-KW, four industrial properties to be acquired by Pacific Gulf Properties Inc. from Koll Company Properties (collectively referred to as the "Koll Industrial Portfolio") for the year ended December 31, 1997. The combined statement is the responsibility of management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2 to the combined statement and is not intended to be a complete presentation of the revenues and expenses of the Koll Industrial Portfolio.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of the Koll Industrial Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                       /s/ ERNST & YOUNG LLP


Newport Beach, California
June 5, 1998

                               KOLL INDUSTRIAL PORTFOLIO

                  Combined Statement of Revenues and Certain Expenses


                                                                                 Three
                                                              Year Ended     Months Ended
                                                             December 31,   March 31, 1998
                                                                 1997         (Unaudited)
                                                           ----------------------------------
    REVENUES
   Rental and other income (Note 3)                          $   5,412,000   $   1,479,000

    CERTAIN EXPENSES
    Property operating and maintenance                           1,136,000         228,000
    Real estate taxes                                              269,000          70,000
    Management fees (Note 4)                                       248,000          63,000
    Ground lease expense                                           101,000          25,000
                                                           ----------------------------------

    REVENUES IN EXCESS OF CERTAIN EXPENSES                   $   3,658,000   $   1,093,000
                                                           ==================================


    See accompanying notes.

                           KOLL INDUSTRIAL PORTFOLIO

          Notes to Combined Statement of Revenues and Certain Expenses

                  For the Year Ended December 31, 1997 and the
                 Three Months Ended March 31, 1998 (Unaudited)


1. DESCRIPTION OF THE TRANSACTION

Pacific Gulf Properties Inc. (the "Company") has contracted to acquire KBC-Garden Grove, KBC-Irvine, KBC-Tustin and KBC-KW (the "Koll Industrial Portfolio"), four industrial properties containing approximately 696,000 leasable square feet located in Orange County, California from Koll Company Properties.

2. BASIS OF PRESENTATION

The combined statement of revenues and certain expenses presents the operations of the Koll Industrial Portfolio, as defined above, for the year ended December 31, 1997 and for the three months ended March 31, 1998 (unaudited). The combined statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

Certain expenses that are dependent on the property owner and the cost basis of the Koll Industrial Portfolio have been excluded from the combined statement. The excluded expenses consist primarily of depreciation, interest, and loan fee amortization. Consequently, the revenues in excess of certain expenses as presented in the combined statement are not intended to be a complete presentation of the Koll Industrial Portfolio's revenues and expenses nor is it intended to be comparable to the proposed future operations of the Koll Industrial Portfolio.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The properties comprising the Koll Industrial Portfolio are generally leased to tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are recognized as income in the period the related costs are accrued.

For the year ended December 31, 1997 and the three months ended March 31, 1998, one tenant accounted for rental revenues approximating $603,000 and $185,000, or 11% and 12%, respectively. No other single tenant accounted for more than 10% of rental and other income.

                           KOLL INDUSTRIAL PORTFOLIO

          Notes to Combined Statement of Revenues and Certain Expenses
                                  (continued)


3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

Use of Estimates

The preparation of the combined statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined statement. Actual results could differ from these estimates in the near term.

4. MANAGEMENT FEES

The Koll Industrial Portfolio is managed by Koll Management Services, Inc. Management fees ranged from 1.25% to 6% of total income, as defined, depending on the property. For the year ended December 31, 1997 and the three months ended March 31, 1998, management fees incurred totaled $248,000 and $63,000, respectively.

Koll Management Services, Inc.'s role as the property manager of the Koll Industrial Portfolio will be terminated upon the acquisition of the portfolio by the Company.

5. FUTURE MINIMUM RENTS

The Koll Industrial Portfolio is leased to tenants under operating leases which expire at various dates and contain provisions for rent increases based on cost of living indices. Certain leases also contain renewal options. Future minimum rents receivable under the terms of these operating leases are as follows:

Year Ending December 31,
------------------------
         1998                                         $3,982,000
         1999                                          3,005,000
         2000                                          1,339,000
         2001                                            813,000
         2002                                            444,000
         2003 and thereafter                              14,000

                           KOLL INDUSTRIAL PORTFOLIO

          Notes to Combined Statement of Revenues and Certain Expenses
                                  (continued)


6. GROUND LEASES

The KBC-Tustin and KBC-KW projects are constructed on land subject to ground leases. The ground leases were executed in 1973 and have terms of 70 years. Pursuant to the lease agreements, beginning in 1994, the annual rental payments are increased by 10% each year until the year 2002 when the ground lease payments will be adjusted based on a reappraisal of the properties, as defined. Future minimum rent payments under the ground leases are as follows:

Year Ending December 31,
------------------------
        1998                                          $   101,000
        1999                                              101,000
        2000                                              101,000
        2001                                              101,000
        2002                                              101,000
        2003 and thereafter                             5,476,000
                                                    ----------------

                                                      $ 5,981,000
                                                    ================

                                 EXHIBITS INDEX



       EXHIBIT
       NUMBER                      DESCRIPTION
       -------                     -----------

        10.1 Agreement of Purchase and Sale and Joint Escrow Instructions between Pacific Gulf Properties Inc. and several seller entities affiliated with Koll Company Properties for the acquisition of the Koll Industrial Portfolio.

        23.1      Consent of Independent Auditors